Exhibit 10.8

Execution Version

GUARANTY AND SURETYSHIP AGREEMENT

THIS GUARANTY AND SURETYSHIP AGREEMENT (this “Guaranty”) is made and entered into as of this 20th day of August 2021, by NEWEGG TECH, INC., a Delaware corporation (formerly known as Newegg Mall, Inc.) (“Newegg Tech”), CHIEFVALUE.COM, INC., a New Jersey corporation (“ChiefValue” and together with Newegg Tech and with each other Person hereafter made a party hereto, the “Guarantors” and each a “Guarantor”), each with an address at 17560 Rowland Street, City of Industry, CA 91748, or such other address as may be indicated in the documentation pursuant to which such person is made a party hereto, in favor of EAST WEST BANK (“East West”), in its capacity as administrative agent of the Secured Parties (in such capacity, the “Agent”), with an address at 2350 Mission College Boulevard, Suite 988, Santa Clara, California 95054. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

WHEREAS, pursuant to that certain Revolving Credit and Security Agreement, dated as of the date hereof, by and among Newegg Commerce, Inc., a business company incorporated with limited liability under the laws of the British Virgin Islands (“Newegg Commerce”), Newegg Inc., a Delaware corporation (“Newegg”), Newegg North America Inc., a Delaware corporation (“Newegg NorAm”), Newegg.com Americas Inc., a Delaware corporation (“Newegg Americas”), Newegg Canada Inc., an Ontario corporation (“Newegg Canada”), Magnell Associate, Inc., a California corporation (“Magnell”), Rosewill Inc., a Delaware corporation (“Rosewill”), Newegg Business Inc., a Delaware corporation (“Newegg Biz”), Ozzo Inc., a Delaware corporation (“Ozzo”), Newegg Staffing Inc., a Delaware corporation (“Newegg Staffing”), INOPC, INC., an Indiana corporation (“INOPC”), CAOPC, Inc., a California corporation (“CAOPC”), NJOPC, Inc., a New Jersey corporation (“NJOPC”), Newegg Logistics Services Inc., a Delaware corporation (“Newegg Logistics”), and Pure Facility Solutions Inc., a Delaware corporation (“Pure Facility”) (Newegg Commerce, Newegg, Newegg NorAm, Newegg Americas, Newegg Canada, Magnell, Rosewill, Newegg Biz, Ozzo, Newegg Staffing, INOPC, CAOPC, NJOPC, Newegg Logistics, Pure Facility and each other Person party to the below defined Credit Agreement as a borrower from time to time, jointly and severally, collectively, “Borrowers,” and each, a “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders”) and East West as Agent, Sole Arranger, Book Runner and Syndication Agent (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”), the Agent and the Lenders are willing to make certain loans and financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, each Guarantor is an Affiliate of the Borrowers and will indirectly benefit from the loans and financial accommodations extended to the Borrowers by Agent and the Lenders.

NOW, THEREFORE, each Guarantor, jointly and severally, hereby agrees in favor of the Agent, for the benefit of the Secured Parties, as follows:

1. Guaranty of Obligations. The Guarantors hereby, jointly and severally, unconditionally guarantee, and become surety for, the prompt payment and performance of all “Obligations” as defined in the Credit Agreement owing by any Borrower at any time (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and all costs and expenses, including reasonable attorneys’ fees and disbursements, incurred by Agent, on its behalf, on behalf of the Secured Parties in connection with the enforcement or collection thereof, the enforcement of this Guaranty or any Other Documents made by any Guarantor in favor of Agent or any Secured Party in connection with any of the foregoing (collectively, the “Obligations”). If any Borrower defaults under any such Obligations (after giving effect to any applicable grace period), the Guarantors will, jointly and severally, pay such amount due, to the Agent for the benefit of the Secured Parties.

2. Nature of Guaranty; Waivers.

(a) This is a guaranty of payment and not of collection and neither the Agent nor any Secured Party shall be required or obligated, as a condition of any Guarantor’s liability, to make any demand upon or to pursue any of its rights against any Borrower, any other person, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

(b) This is an absolute, unconditional, irrevocable and continuing guaranty and, subject to the provisions of Section 3 hereof, will remain in full force and effect until all of the Obligations (other than contingent indemnity obligations for which no claim has yet been made) have been paid in full in cash or cash collateralized in accordance with the terms of the Credit Agreement, and the commitments of the Secured Parties under the Credit Agreement have been terminated. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Agent of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Agent to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantors’ obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off recoupment, deduction or defense based upon any claim any Guarantor may have (directly or indirectly) against any Borrower, the Agent or any Secured Party, except payment or performance of the Obligations.

(c) Notice of acceptance of this Guaranty, notice of extensions of credit to any Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Agent’s failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived. Each Guarantor waives, to the fullest extent permitted by Applicable Law, all defenses based on suretyship or impairment of collateral.

(d) The parties to the Credit Agreement and the Other Documents may, at any time and from time to time, without notice to or the consent of any Guarantor, and without impairing or releasing, discharging or modifying the Guarantors’ liabilities hereunder, amend, modify, waive or supplement such agreements and documents to (i) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (iii) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of any Borrower in such order, manner and amount as the Agent and the Secured Parties may determine in their sole discretion; (iv) settle, compromise or deal with any other person, including any Borrower or any Guarantor, with respect to any Obligations in such manner as the Agent and the Secured Parties deem appropriate in their sole discretion; (v) substitute, exchange or release any security or guaranty; or (vi) take such actions and exercise such remedies hereunder as provided herein.

(e) Without limiting any of the foregoing, each Guarantor waives, to the fullest extent permitted by Applicable Law (i) all rights and defenses arising out of an election of remedies by the Agent or any Secured Party, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, may destroy such Guarantor’s rights of subrogation and reimbursement against any Borrower, any other guarantor or any other Person by the operation of Section 580(d) of the California Code of Civil Procedure, any comparable statute, or otherwise and (ii) all rights and defenses that such Guarantor may have because the Obligations are or become secured by real property, which means, among other things: (A) the Agent and Secured Parties may collect from such Guarantor without first foreclosing on any real property collateral or personal property collateral pledged by any Borrower or any guarantor and (B) if the Agent or any Secured Party forecloses on any real property pledged by any Borrower or any guarantor: (1) the amount of the Obligations may be reduced only by the price for which such real property is sold at the foreclosure sale, even if such real property is worth more than the sale price; and (2) the Agent and Secured Parties may collect from such Guarantor even if the Agent or Secured Parties, by foreclosing on such real property, have destroyed any right such Guarantor may have to collect from any Borrower or any other guarantor. The foregoing is an unconditional and irrevocable waiver of any rights and defenses such Guarantor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure or any comparable statutes. As provided in Section 19, this Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. The foregoing provisions are included solely out of an abundance of caution and shall not be construed to mean that any of the above referenced provisions of California law are in any way applicable to this Guaranty or the Obligations.

3. Repayments or Recovery. If any demand is made at any time upon the Agent or any Secured Party for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Agent or any Secured Party repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantors will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Agent or such Secured Party. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by any Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Agent’s and each Secured Party’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4. Keepwell. If any Guarantor is a Qualified ECP Loan Party, then jointly and severally, together with each other Qualified ECP Loan Party, such Guarantor hereby absolutely unconditionally and irrevocably (a) guarantees the prompt payment and performance of all Swap Obligations owing by each Non-Qualifying Party (it being understood and agreed that this guarantee is a guaranty of payment and not of collection), and (b) undertakes to provide such funds or other support as may be needed from time to time by any Non-Qualifying Party to honor all of such Non-Qualifying Party’s obligations under the Credit Agreement or any Other Document in respect of Swap Obligations (provided, however, that each Guarantor that is a Qualified ECP Loan Party shall only be liable under this Section 4 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 4, or otherwise under this Guaranty or any Other Document, voidable under Applicable Law, including Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Guarantor that is a Qualified ECP Loan Party under this Section 4 shall remain in full force and effect until payment in full of the Obligations and termination of this Guaranty and the Other Documents. Each Guarantor that is a Qualified ECP Loan Party intends that this Section 4 constitute, and this Section 4 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of each other Borrower and Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the CEA.

5. Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under Applicable Law will affect, modify, limit or discharge any Guarantor’s liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against each Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. Each Guarantor waives, to the fullest extent permitted by Applicable Law, all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of any Borrower that may result from any such proceeding.

Each Guarantor expressly waives, to the fullest extent permitted by law, the effect of any statute of limitations or other limitations on any actions under this Guaranty.

6. Events of Default. The occurrence of any Event of Default (as defined in the Credit Agreement) shall be an “Event of Default” hereunder. Upon the occurrence and continuance of any Event of Default, (a) on demand of the Agent, the Guarantors shall, jointly and severally, pay to the Agent, for the benefit of the Secured Parties, the amount of the Obligations; or (b) on demand of the Agent, the Guarantors shall immediately deposit with the Agent, in U.S. dollars, all amounts due or to become due under the Obligations, and the Agent may at any time use such funds to repay the Obligations; or (c) the Agent in its discretion may exercise with respect to any collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; or (d) the Agent and the Secured Parties, in their discretion, may exercise from time to time any other rights and remedies available to them at law, in equity or otherwise.

7. Right of Setoff. In addition to all liens upon and rights of setoff against each Guarantor’s money, securities or other property given to the Agent or any Secured Party by law, the Agent, for the benefit of the Secured Parties, shall have, with respect to the Guarantors’ obligations under this Guaranty and to the extent permitted by Applicable Law, a contractual possessory security interest in and a contractual right of setoff against, and each Guarantor hereby grants the Agent, for the benefit of the Secured Parties, a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Agent, for the benefit of the Secured Parties, all of such Guarantor’s right, title and interest in and to, all of such Guarantor’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Agent or any other direct or indirect affiliate or subsidiary of the Agent, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to any Guarantor. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Agent or any Secured Party, although the Agent and the Secured Parties may enter such setoff on their books and records at a later time.

8. Collateral. This Guaranty is secured by the property described in that certain Pledge and Security Agreement, dated the date hereof, by the Guarantors in favor of the Agent, and any other collateral security documents which any Guarantor executes and delivers in favor of the Agent and by such other collateral as previously may have been or may in the future be granted to the Agent to secure any Obligations of the Guarantors or any of them.

9. Costs. To the extent provided for in the Credit Agreement, if the Agent or any Secured Party incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys’ fees and the costs and expenses of litigation, such costs and expenses will be due and payable in accordance with the terms of the Credit Agreement, will be included in the Obligations and will, to the extent provided for in the Credit Agreement, bear interest from the incurring or payment thereof at the Default Rate (as defined in the Credit Agreement).

10. Postponement of Subrogation. Until all of the Obligations (other than contingent indemnity obligations for which no claim has yet been made) have been paid in full in cash or cash collateralized in accordance with the terms of the Credit Agreement, and the commitments of the Secured Parties under the Credit Agreement have been terminated, and are not subject to any right of revocation or rescission, each Guarantor postpones and subordinates in favor of the Agent and the Secured Parties any and all rights which such Guarantor may have to (a) assert any claim whatsoever against any Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder, and (b) any realization on any property of any Borrower, including participation in any marshalling of any Borrower’s assets.

11. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and shall be given in the manner set forth in Section 16.6 of the Credit Agreement.

12. Preservation of Rights. No delay or omission on the Agent’s or any Secured Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Agent’s or any Secured Party’s action or inaction impair any such right or power. The Agent’s and the Secured Parties’ rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which such Secured Party may have under other agreements, at law or in equity. The Agent and the Secured Parties may proceed in any order against any Borrower, any Guarantor or any other obligor of, or collateral securing, the Obligations. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by Applicable Law, all of which shall be cumulative and not alternative.

13. Illegality. If any part of this Guaranty is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

14. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by any Guarantor from, any provision of this Guaranty will be effective unless made in a writing signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor will entitle any Guarantor to any other or further notice or demand in the same, similar or other circumstance.

15. Entire Agreement. This Guaranty (including the documents and instruments referred to herein), together with the Credit Agreement and the Other Documents, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantors and the Agent with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from any Guarantor to the Agent.

16. Successors and Assigns. This Guaranty will be binding upon each Guarantor and their respective successors and assigns, and inure to the benefit of the Agent, the Secured Parties and their respective successors and assigns. No Guarantor may assign this Guaranty in whole or in part without the Agent’s prior written consent and the Agent and the Secured Parties may at any time assign their respective interests in this Guaranty in whole or in part as permitted by the Credit Agreement.

17. Interpretation. In this Guaranty, unless the Agent and the Guarantors otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. The obligations of all Guarantors executing this Guaranty are joint and several.

18. Indemnity. Each Guarantor shall defend, protect, indemnify, pay and save harmless the Agent, Issuer, each Secured Party and each of their respective officers, directors, Affiliates, attorneys, employees and agents (each an “Indemnified Party”) for and from and against any and all claims, demands, liabilities, obligations, losses, damages, penalties, fines, actions, judgments, suits, costs, charges, expenses and disbursements of any kind or nature whatsoever (including reasonable fees and disbursements of counsel (including allocated costs of internal counsel)) (collectively, “Claims”) which may be imposed on, incurred by, or asserted against any Indemnified Party arising out of or in any way relating to or as a consequence, direct or indirect, of: (i) this Guaranty, the Other Documents, the Advances and other Obligations and/or the transactions contemplated hereby and thereby; (ii) any action or failure to act or action taken only after delay or the satisfaction of any conditions by any Indemnified Party in connection with and/or relating to the negotiation, execution, delivery or administration of this Guaranty, the Credit Agreement and the Other Documents, the credit facilities established hereunder and thereunder and/or the transactions contemplated hereby; (iii) any Guarantor’s failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under or breach of any of the representations or warranties made in this Guaranty and the Other Documents; (iv) the enforcement of any of the rights and remedies of the Agent, Issuer or any Secured Party under this Guaranty, the Credit Agreement and the Other Documents; (v) any threatened or actual imposition of fines or penalties, or disgorgement of benefits, for violation of any Anti-Terrorism Law by any Borrower or Guarantor or any Affiliate or Subsidiary thereof; and (vi) any claim, litigation, proceeding or investigation instituted or conducted by any Governmental Body or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Guaranty, the Credit Agreement or the Other Documents, whether or not the Agent or any Secured Party is a party thereto. Without limiting the generality of any of the foregoing, each Guarantor shall defend, protect, indemnify, pay and save harmless each Indemnified Party from (x) any Claims which may be imposed on, incurred by, or asserted against any Indemnified Party arising out of or in any way relating to or as a consequence, direct or indirect, of the issuance of any Letter of Credit hereunder and (y) any Claims which may be imposed on, incurred by, or asserted against any Indemnified Party under any Environmental Laws with respect to or in connection with the Real Property, any Hazardous Discharge, the presence of any Hazardous Materials affecting the Real Property (whether or not the same originates or emerges from the Real Property or any contiguous real estate), including any Claims consisting of or relating to the imposition or assertion of any Lien on any of the Real Property under any Environmental Laws and any loss of value of the Real Property as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of the Agent or any Secured Party. Each Guarantor’s obligations under this Section 18 shall arise upon the discovery of the presence of any Hazardous Materials at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Materials, in each such case except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the Indemnified Party (as determined by a court of competent jurisdiction in a final and non-appealable judgment). Without limiting the generality of the foregoing, this indemnity shall extend to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including fees and disbursements of counsel) asserted against or incurred by any of the Indemnified Parties by any Person under any Environmental Laws or similar laws by reason of any Borrower’s, any Guarantor’s or any other Person’s failure to comply with laws applicable to solid or hazardous waste materials, including Hazardous Materials and Hazardous Waste, or other Toxic Substances. Additionally, if any taxes (excluding taxes imposed upon or measured solely by the net income of the Agent and/or any of the Secured Parties individually or collectively, but including any intangibles taxes, stamp tax, recording tax or franchise tax) shall be payable by the Agent, Secured Parties or Borrowers on account of the execution or delivery of this Guaranty, the Credit Agreement, or the execution, delivery, issuance or recording of any of the Other Documents, or the creation or repayment of any of the Obligations hereunder, by reason of any Applicable Law now or hereafter in effect, Guarantors will pay (or will promptly reimburse the Agent and Secured Parties for payment of) all such taxes, including interest and penalties thereon, and will indemnify and hold the Indemnified Parties harmless from and against all liability in connection therewith.

19. Governing Law and Jurisdiction. This Guaranty and each Other Document (unless and except to the extent expressly provided otherwise in any such Other Document), and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York, without regard to any conflict of laws principles which would have the effect of applying the laws of any other jurisdiction. Any judicial proceeding brought by or against any Guarantor with respect to any of the Obligations, this Guaranty, the Credit Agreement, the Other Documents or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Guaranty, each Guarantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty. Each Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Borrowing Agent at its address set forth in Section 16.6 of the Credit Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at the Agent’s option, by service upon Borrowing Agent which each Guarantor irrevocably appoints as such Guarantor’s agent for the purpose of accepting service within the State of New York. Nothing herein shall affect the right to serve process in any manner permitted by Applicable Law or shall limit the right of the Agent or any Secured Party to bring proceedings against any Guarantor or any Borrower in the courts of any other jurisdiction. Each Guarantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each Guarantor waives the right to remove any judicial proceeding brought against such Guarantor in any state court to any federal court. Any judicial proceeding by any Guarantor against the Agent or any Secured Party involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Guaranty or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York.

20. Waiver of Jury Trial; Judicial Reference.

(a) JURY TRIAL WAIVER. EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(b) JUDICIAL REFERENCE. IN THE EVENT THAT ANY ACTION OR PROCEEDING IS COMMENCED OR MAINTAINED IN ANY COURT IN THE STATE OF CALIFORNIA WITH RESPECT TO ANY CONTROVERSY, DISPUTE OR CLAIM (EACH, A “CONTROVERSY”) BETWEEN ANY OF THE PARTIES TO THIS GUARANTY OR ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, AND THE WAIVER OF JURY TRIAL SET FORTH ABOVE IS NOT ENFORCEABLE, AND EACH PARTY TO SUCH ACTION DOES NOT SUBSEQUENTLY WAIVE IN AN EFFECTIVE MANNER UNDER CALIFORNIA LAW ITS RIGHT TO A TRIAL BY JURY, THE PARTIES HERETO HEREBY ELECT TO PROCEED AS FOLLOWS:

(i) WITH THE EXCEPTION OF THE ITEMS SPECIFIED IN CLAUSE (ii) BELOW, ALL CONTROVERSIES WILL BE RESOLVED BY A REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 638, ET SEQ. OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (“CCP”), OR THEIR SUCCESSOR SECTIONS, WHICH SHALL CONSTITUTE THE EXCLUSIVE REMEDY FOR THE RESOLUTION OF ANY CONTROVERSY, INCLUDING WHETHER THE CONTROVERSY IS SUBJECT TO THE REFERENCE PROCEEDING. EXCEPT AS OTHERWISE PROVIDED ABOVE, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN ANY COURT IN WHICH VENUE IS APPROPRIATE UNDER APPLICABLE LAW (THE “COURT”).

(ii) THE MATTERS THAT SHALL NOT BE SUBJECT TO A REFERENCE ARE THE FOLLOWING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN PERSONAL PROPERTY; (B) EXERCISE OF SELF HELP REMEDIES (INCLUDING SET-OFF); (C) APPOINTMENT OF A RECEIVER; AND (D) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS GUARANTY DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) AND (B) OR TO SEEK OR OPPOSE FROM A COURT OF COMPETENT JURISDICTION ANY OF THE ITEMS DESCRIBED IN CLAUSES (C) AND (D). THE EXERCISE OF, OR OPPOSITION TO, ANY OF THOSE ITEMS DOES NOT WAIVE THE RIGHT OF ANY PARTY TO A REFERENCE PURSUANT TO THIS GUARANTY.

(iii) THE REFEREE SHALL BE A RETIRED JUDGE OR JUSTICE SELECTED BY MUTUAL WRITTEN AGREEMENT OF THE PARTIES. IF THE PARTIES DO NOT AGREE WITHIN TEN (10) DAYS OF A WRITTEN REQUEST TO DO SO BY ANY PARTY, THEN, UPON REQUEST OF ANY PARTY, THE REFEREE SHALL BE SELECTED BY THE PRESIDING JUDGE OF THE COURT (OR HIS OR HER REPRESENTATIVE). A REQUEST FOR APPOINTMENT OF A REFEREE MAY BE HEARD ON AN EX PARTE OR EXPEDITED BASIS, AND THE PARTIES AGREE THAT IRREPARABLE HARM WOULD RESULT IF EX PARTE RELIEF IS NOT GRANTED.

(iv) EXCEPT AS EXPRESSLY SET FORTH IN THIS GUARANTY, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT THAT WHEN ANY PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AT ANY HEARING CONDUCTED BEFORE THE REFEREE, AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH A REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR THE COURT REPORTER. SUBJECT TO THE REFEREE’S POWER TO AWARD COSTS TO THE PREVAILING PARTY, GUARANTORS WILL PAY THE COST OF THE REFEREE AND ALL COURT REPORTERS.

(v) THE REFEREE SHALL BE REQUIRED TO DETERMINE ALL ISSUES IN ACCORDANCE WITH EXISTING APPLICABLE CASE LAW AND STATUTORY LAW. THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE COURT WILL BE APPLICABLE TO THE REFERENCE PROCEEDING. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF, ENTER EQUITABLE ORDERS THAT WILL BE BINDING ON THE PARTIES AND RULE ON ANY MOTION THAT WOULD BE AUTHORIZED IN A COURT PROCEEDING. THE REFEREE SHALL ISSUE A DECISION AT THE CLOSE OF THE REFERENCE PROCEEDING WHICH DISPOSES OF ALL CLAIMS OF THE PARTIES THAT ARE THE SUBJECT OF THE REFERENCE. PURSUANT TO CCP SECTION 644, SUCH DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT OR AN ORDER IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT AND ANY SUCH DECISION WILL BE FINAL, BINDING AND CONCLUSIVE. THE PARTIES RESERVE THE RIGHT TO APPEAL FROM THE FINAL JUDGMENT OR ORDER OR FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE. THE PARTIES RESERVE THE RIGHT TO FINDINGS OF FACT, CONCLUSIONS OF LAWS, A WRITTEN STATEMENT OF DECISION, AND THE RIGHT TO MOVE FOR A NEW TRIAL OR A DIFFERENT JUDGMENT, WHICH NEW TRIAL, IF GRANTED, IS ALSO TO BE A REFERENCE PROCEEDING UNDER THIS PROVISION.

(vi) THE PROVISIONS OF THIS SECTION 20(b) ARE INCLUDED OUT OF AN ABUNDANCE OF CAUTION AND NEITHER THE INCLUSION OF THIS SECTION 20(b), NOR ANY REFERENCE TO CALIFORNIA LAW CONTAINED HEREIN SHALL BE DEEMED TO AFFECT OR LIMIT IN ANY WAY THE PARTIES’ CHOICE OF NEW YORK LAW PURSUANT TO SECTION 19 HEREOF.

Each Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

[signature pages follow]

WITNESS the due execution hereof, as of the date first written above, with the intent to be legally bound hereby.

NEWEGG TECH, INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

CHIEFVALUE.COM, INC.,
a New Jersey corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

Signature Page to Guaranty and Suretyship Agreement

ACCEPTED AND AGREED:

EAST WEST BANK

as Administrative Agent

By:	/s/ Linda Lee
Name: Linda Lee
Title: Senior Vice President

Signature Page to Guaranty and Suretyship Agreement